UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2002


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


            0-29630                                         98-0359573
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   (Commission File Number)                   (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               44 1256 894 000
                                                       -------------------------



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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     Shire Pharmaceuticals Group plc has issued the press releases attached as
Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

      (c) Exhibits. The following exhibit is filed herewith:

99.1   Press Releases dated September 25, 2002



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 26, 2002                       SHIRE PHARMACEUTICALS GROUP PLC



                                           By:  /s/ Angus Charles Russell
                                                --------------------------
                                                Name:  Angus Charles Russell
                                                Title:  Group Finance Director


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                                  EXHIBIT INDEX


Number   Description

99.1     Press Releases dated September 25, 2002